Goodwill	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Goodwill	GOODWILL

($ millions)	2020	2019
Goodwill, beginning of year	230.9	244.0
Saskatchewan gas infrastructure asset disposition	(6.4)	—
Southeast Saskatchewan asset dispositions	—	(13.1)
Other dispositions	(1.2)	—
Goodwill, end of year	223.3	230.9
Goodwill has been assigned to the Canadian operating segment.
Impairment test of goodwill
The impairment tests of goodwill compared the recoverable amount of the Company's PP&E and E&E to the carrying amount of the combined PP&E, E&E and goodwill at December 31, 2020 and December 31, 2019. As a result of these tests, the Company concluded that the estimated recoverable amounts exceeded the carrying amounts and no impairments were recorded.
At March 31, 2020, the value of the Company's market capitalization as compared to shareholders' equity was an indicator of impairment. As a result, an impairment test was required and the Company prepared estimates of future cash flows to determine the recoverable amount of goodwill. The impairment tests of goodwill compared the recoverable amount of the Company's PP&E and E&E to the carrying amount of the combined PP&E, E&E and goodwill at March 31, 2020. As a result of these tests, the Company concluded that the estimated recoverable amounts exceeded the carrying amounts and no impairments were recorded. The recoverable amount of the Company's PP&E at December 31, 2020 was estimated using forecast benchmark commodity prices at December 31, 2020, which changed by approximately one percent on average, from the forecast prices used in the impairment test at March 31, 2020. Refer to Note 8 - "Property, Plant and Equipment" for additional information.